Ohio National Fund, Inc.

Supplement dated February 4, 2020

to the Prospectus dated November 22, 2019

The following supplements and amends the prospectus dated November 22, 2019:

ON Risk Managed Balanced Portfolio

Under the section “Management,” information regarding Greg Wilensky, CFA is added and the information regarding Mayur Saigal is deleted. The following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as sub-adviser to the Balanced Component portion of the Portfolio. Janus portfolio managers Jeremiah Buckley, CFA, Marc Pinto, CFA, Michael Keough and Greg Wilensky , CFA are responsible for the day-to-day management of the Balanced Component’s assets. Jeremiah Buckley has managed the Balanced Component since December 2015, Marc Pinto has managed the Balanced Component since May 2014, Michael Keough has managed the Balanced Component since January 2020, and Greg Wilensky, CFA has managed the Balanced Component since February 2020. AnchorPath serves as sub-adviser to the Risk Management Component. AnchorPath portfolio manager Marshall C. Greenbaum, CFA, is responsible for the day-to-day management of the Risk Management Component and has managed the Risk Management Component since May 2014.

Fund Management

Under the section “Management of Portfolios,” information regarding Greg Wilensky, CFA is added and the information regarding Mayur Saigal is deleted. The following information replaces the corresponding section in its entirety:

Jeremiah Buckley, CFA, has been a Co-Portfolio Manager of the Balanced Component of the ON Risk Managed Balanced Portfolio since December 2015. He is a Portfolio Manager at Janus. Mr. Buckley joined Janus in 1998 as a research analyst. He holds a Bachelor’s degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He is also a CFA® charter holder.

Marc Pinto, CFA, has been a Co-Portfolio Manager of the Balanced Component of the ON Risk Managed Balanced Portfolio since May 2014. He is a Vice President and Portfolio Manager of Janus. Mr. Pinto joined Janus in 1994 as an analyst. He holds a Bachelor’s degree in History from Yale University and a Master’s degree in Business Administration from Harvard University. He is also a CFA® charter holder.

Michael Keough has been a Co-Portfolio Manager of the Balanced Component of the ON Risk Managed Balanced Portfolio since January 2020. He is a Portfolio Manager at

Janus. Mr. Keough joined Janus in January 2007 as an analyst. He holds a Bachelor’s degree in Business/Management from the Unites States Air Force Academy.

Greg Wilensky, CFA is a Co-Portfolio manager of the Balanced Component of the ON Risk Managed Balanced Portfolio since February 2020. Mr. Wilensky is also a Portfolio Manager of other Janus Henderson accounts. He Joined Janus in January 2020 as Head of U.S. Fixed Income. Prior to joining Janus, Mr. Wilensky was Director and Lead Portfolio manager of the U. S. Multi-Sector Fixed Income team at Alliance Bernstein since 2007. Mr. Wilensky holds a Bachelor’s of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He is also a CFA® charter holder.

*            *              *

Please retain this supplement with your Prospectus for future reference.

2